UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2020

PMV Consumer Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39534	84-5174573
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

249 Royal Palm Way, Suite 503
Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 318-3766
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	PMVC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PMVC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PMVC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 21, 2020, the registration statement on Form S-1 (File No. 333-241670) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of PMV Consumer Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on September 24, 2020, the Company consummated the IPO of 17,500,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated September 21, 2020, between the Company and UBS Securities LLC and BTIG, LLC, as representatives of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Warrant Agreement, dated September 21, 2020, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated September 21, 2020, between the Company and PMV Consumer Acquisition Holding Company, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	Letter Agreements, each dated September 21, 2020, between the Company and each of the executive officers, directors and special advisors of the Company, the form of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated September 21, 2020, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	A Subscription Agreement for Private Warrants, dated September 21, 2020, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	A Registration Rights Agreement, dated September 21, 2020, among the Company and certain securityholders, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

●	An Administrative Services Agreement, dated September 21, 2020, by and between the Company and PMV Consumer Delaware Management Partners LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference; and

●	Indemnification Agreements, each dated September 21, 2020, between the Company and each of the officers, directors and special advisors of the Company, the form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On September 24, 2020, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 6,150,000 warrants (the “Private Placement Warrants”) to the Sponsor at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $6,150,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a transaction by an issuer not involving a public offering and is therefore exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants underlying the Units, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. In addition, the Private Placement Warrants (and the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination.

Item 7.01. Regulation FD Disclosure

A total of $175,000,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity.

On September 21, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On September 24, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 21, 2020, among the Company, UBS Securities LLC and BTIG, LLC.

4.1	Warrant Agreement, dated September 21, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated September 21, 2020, between the Company and PMV Consumer Acquisition Holding Company, LLC.

10.2	Form of Letter Agreement between the Company and each of the executive officers, directors and special advisors of the Company.

10.3	Investment Management Trust Agreement, dated September 21, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.4	Subscription Agreement for Private Warrants, dated September 21, 2020, between the Company and PMV Consumer Acquisition Holding Company, LLC.

10.5	Registration Rights Agreement, dated September 21, 2020, among the Company and certain securityholders.

10.6	Administrative Services Agreement, dated September 21, 2020, between the Company and PMV Consumer Delaware Management Partners LLC.

10.7	Form of Indemnification Agreement.

99.1	Press release, dated September 21, 2020.

99.2	Press release, dated September 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2020	PMV CONSUMER ACQUISITION CORP.

	By:	/s/ Peter D. Goldstein
	Name:	Peter D. Goldstein
	Title:	Executive Vice President and Secretary

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